UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2003

TECHNOLOGY SOLUTIONS COMPANY
(Exact name of Registrant as specified in its charter)

Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201

205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 228-4500

ITEM 5.  OTHER EVENTS

On June 18, 2003, Technology Solutions Company (“TSC”) issued a press release announcing actions in response to continued depressed market conditions. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

ITEM 7.  EXHIBITS

Exhibit Number	Description

99.1	Text of Press Release, dated June 18, 2003, titled TSC Announces Actions in Response to Continued Depressed Market Conditions: Rightsizing; Search for Strategic Alternatives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: June 19, 2003	By:	/s/ TIMOTHY P. DIMOND

Timothy P. Dimond
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated June 18, 2003, titled TSC Announces Actions in Response to Continued Depressed Market Conditions: Rightsizing; Search for Strategic Alternatives.